Exhibit 99.1

Inseego Reports First Quarter 2023 Financial Results
Achieved positive operating cash flow with adjusted EBITDA of $4.1 million
FWA and cloud solutions business comprised 53% of revenue, up 35% year-over-year
Gross margin improved to 36% on the strength of FWA and cloud business
SAN DIEGO—May 3, 2023—Inseego Corp. (Nasdaq: INSG) (the “Company”), a leader in 5G edge cloud solutions, today reported its results for the first quarter ended March 31, 2023. The Company reported first quarter net revenue of $50.8 million, GAAP operating loss of $3.6 million, GAAP net loss of $5.1 million, GAAP net loss of $0.05 per share, adjusted EBITDA of positive $4.1 million, and non-GAAP net loss of $0.02 per share. Unrestricted cash and cash equivalents at quarter end was $8.7 million.

“We are very pleased with our financial performance in the first quarter, as we achieved our goal of becoming operating cash flow positive with a cost structure that is well-positioned to scale with our revenue growth,” said Ashish Sharma, CEO of Inseego. “We continued to expand our gross margin with the growth of our FWA and cloud business. We are well-positioned to capitalize on the opportunity of 5G FWA with our market leading portfolio.”
Business Highlights
–FWA and Cloud software revenue comprised 53% of revenue in Q1, up 35% year-over-year
–Continued expansion of 5G FWA customer pipeline
–100% of enterprise FWA deployments included cloud software in Q1
–Enterprise SaaS solutions revenue $7.2 million, up 4.2% year-over-year
–Gross margin 36%, up 9.3% year-over-year
“Our first quarter results demonstrate the progress of our strategic cost reduction efforts and the continued strength of our 5G fixed wireless target market,” said Bob Barbieri, CFO of Inseego. “We are making very good progress in transforming the company into an Enterprise focused higher margin business.”

Conference Call Information
Inseego will host a conference call and live webcast for analysts and investors today at 5:00 p.m. ET. A Q&A session with analysts will be held live directly after the prepared remarks. To access the conference call:
•Online, visit https://investor.inseego.com/events-presentations
•Phone-only participants can pre-register by navigating to https://dpregister.com/sreg/10176820/f8ae62fe60
•Those without internet access or unable to pre-register may dial-in by calling:
•In the United States, call 1-844-282-4463
•International parties can access the call at 1-412-317-5613
An audio replay of the conference call will be available beginning one hour after the call through May 17, 2023. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 3753623 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company's website before the conference call begins.
About Inseego Corp.
Inseego Corp. (Nasdaq: INSG) is the industry leader in 5G Enterprise cloud WAN solutions with millions of end customers and thousands of enterprise and SMB customers on its 4G, 5G and cloud platforms. Inseego’s 5G Edge Cloud combines the industry’s best 5G technology, rich cloud networking features and intelligent edge applications. Inseego powers new business experiences by connecting distributed sites and workforces, securing enterprise data and improving business outcomes with intelligent operational visibility---all over a 5G network. For more information on Inseego, visit www.inseego.com #Putting5GtoWork

©2023. Inseego Corp. All rights reserved. The Inseego name and logo, MiFi, Inseego Wavemaker, and Inseego 5G SD Edge are registered trademarks and trademarks of Inseego Corp. Other company, product or service names mentioned herein are the trademarks of their respective owners.
Cautionary Note Regarding Forward-Looking Statements
Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, as well as other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from our expectations.
Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the future demand for wireless broadband access to data and asset management software and services; (2) the growth of wireless wide-area networking and asset management software and services; (3) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (4) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (5) dependence on third-party manufacturers and key component suppliers worldwide; (6) the impact that new or adjusted tariffs may have on the cost of components or our products, and our ability to sell products internationally; (7) the impact of fluctuations of foreign currency exchange rates; (8) the impact of geopolitical instability and supply chain challenges on our ability to source components and manufacture our products; (9) unexpected liabilities or expenses; (10) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (11) litigation, regulatory and IP developments related to our products or components of our products; (12) dependence on a small number of customers for a significant portion of the Company’s revenues and accounts receivable; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (14) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters, and cost containment initiatives, including restructuring activities and the timing of their implementations; (15) the global semiconductor shortage and any related price increases or supply chain disruptions, (16) the potential impact of COVID-19 on the business, and (17) the impact of high rates of inflation and rising interest rates.
These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.
Non-GAAP Financial Measures
Inseego Corp. has provided financial information in this news release that has not been prepared in accordance with GAAP. Adjusted EBITDA, non-GAAP net loss, non-GAAP net loss per share and non-GAAP operating costs and expenses exclude preferred stock dividends, share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to our 2025 Notes and the revolving credit facility, fair value adjustments on derivative instruments, a one-time prior period adjustment related to unamortized debt discount and loss on debt extinguishment relating to our 2025 Notes, and other non-recurring legal expenses. Adjusted EBITDA also excludes interest, taxes, depreciation and amortization (unrelated to acquisitions and the 2025 Notes), impairment of capitalized software, foreign exchange gains and losses, and other.
Adjusted EBITDA, non-GAAP net loss, non-GAAP net loss per share and non-GAAP operating costs and expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider each to be an important supplemental measure of our performance.
We use these non-GAAP financial measures to make operational decisions, evaluate our performance, prepare forecasts and determine compensation. Further, we believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in our stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, we exclude certain non-cash and one-time items in order to facilitate comparability of our operating performance on a period-to-period basis because such expenses are not, in our view, related to our ongoing operating performance. We use this view of our operating performance for purposes of comparison with its business plan and individual operating budgets and in the allocation of resources.

We further believe that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of these non-GAAP financial measures also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.
In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.
Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.

Investor Relations Contact:

Kurt Scheuerman
+1 (858)-812-8098
Kurt.Scheuerman@inseego.com

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
Net revenues:
IoT & Mobile Solutions	$43,627	$54,505
Enterprise SaaS Solutions	7,167	6,879
Total net revenues	50,794	61,384
Cost of net revenues:
IoT & Mobile Solutions	29,662	42,903
Enterprise SaaS Solutions	2,945	3,233
Total cost of net revenues	32,607	46,136
Gross profit	18,187	15,248
Operating costs and expenses:
Research and development	8,154	18,560
Sales and marketing	6,646	9,773
General and administrative	6,045	8,238
Amortization of purchased intangible assets	429	444
Impairment of capitalized software	504	—
Total operating costs and expenses	21,778	37,015
Operating loss	(3,591)	(21,767)
Other (expense) income:
Loss on debt conversion and extinguishment, net	—	(450)
Interest expense, net	(1,997)	(2,923)
Other (expense) income, net	795	(405)
Total other expense	(1,202)	(3,778)
Loss before income taxes	(4,793)	(25,545)
Income tax provision (benefit)	311	(322)
Net loss	(5,104)	(25,223)
Series E preferred stock dividends	(723)	(661)
Net loss attributable to common stockholders	$(5,827)	$(25,884)
Per share data:
Net loss per common share:
Basic and diluted	$(0.05)	$(0.24)
Weighted-average shares used in computation of net loss per common share:
Basic and diluted	108,601,894	105,649,419

INSEEGO CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value and share data)
(Unaudited)

	March 31, 2023		December 31, 2022
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$8,686		$7,143
Accounts receivable, net of allowance for doubtful accounts of $561 and $541, respectively	27,416		25,259
Inventories	34,234		37,976
Prepaid expenses and other	9,977		7,978
Total current assets	80,313	80313000	78,356
Property, plant and equipment, net of accumulated depreciation of $26,688 and $26,049, respectively	4,692		5,390
Rental assets, net of accumulated depreciation of $6,258 and $5,484, respectively	4,904		4,816
Intangible assets, net of accumulated amortization of $38,447 and $31,629, respectively	39,327		41,383
Goodwill	21,922		21,922
Right-of-use assets	6,122		6,662
Other assets	448		488
Total assets	$157,728		$159,017
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$34,573		$29,018
Accrued expenses and other current liabilities	27,109		27,945
Total current liabilities	61,682		56,963
Long-term liabilities:
2025 Notes, net	158,799		158,427
Revolving credit facility, net	3,651		6,919
Deferred tax liabilities, net	299		323
Other long-term liabilities	6,021		6,503
Total liabilities	230,452		229,135
Commitments and contingencies
Stockholders’ deficit:
Preferred stock, par value $0.001; 2,000,000 shares authorized:
Series E Preferred stock, par value $0.001; 39,500 shares designated, 25,000 shares issued and outstanding, liquidation preference of $1,000 per share (plus any accrued but unpaid dividends)	—		—
Common stock, par value $0.001; 150,000,000 shares authorized, 109,371,693 and 108,468,150 shares issued and outstanding, respectively	109		108
Additional paid-in capital	796,981		793,855
Accumulated other comprehensive loss	(6,236)		(6,329)
Accumulated deficit	(863,578)		(857,752)
Total stockholders’ deficit	(72,724)		(70,118)
Total liabilities and stockholders’ deficit	$157,728		$159,017

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(5,104)	$(25,223)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	5,430	7,243
Provision for bad debts	41	(14)
Impairment of capitalized software	504	—
Provision for excess and obsolete inventory	217	247
Share-based compensation expense	1,800	11,199
Amortization of debt discount and debt issuance costs	489	1,650
Fair value adjustment on derivative instrument	—	(609)
Loss on debt conversion and extinguishment, net	—	450
Deferred income taxes	101	189
Right-of-use assets	592	342
Changes in assets and liabilities, net of effects of divestiture:
Accounts receivable	(1,997)	5,477
Inventories	3,097	(355)
Prepaid expenses and other assets	(1,940)	2,701
Accounts payable	5,544	(10,400)
Accrued expenses, income taxes, and other	(490)	6,819
Operating lease liabilities	(625)	(354)
Net cash provided by (used in) operating activities	7,659	(638)
Cash flows from investing activities:
Purchases of property, plant and equipment	(61)	(763)
Additions to capitalized software development costs	(2,443)	(3,127)
Net cash used in investing activities	(2,504)	(3,890)
Cash flows from financing activities:
Net (repayment) borrowing of bank and overdraft facilities	—	(54)
Principal payments under finance lease obligations	(199)	(62)
Proceeds from a public offering, net of issuance costs	529	—
Principal payments on financed assets	(360)	(1,007)
Borrowings (repayments) on revolving credit facility	(3,385)	—
Proceeds from stock option exercises and employee stock purchase plan, net of taxes paid on vested restricted stock units	75	63
Net cash used in financing activities	(3,340)	(1,060)
Effect of exchange rates on cash	(272)	957
Net increase (decrease) in cash, cash equivalents and restricted cash	1,543	(4,631)
Cash, cash equivalents and restricted cash, beginning of period	7,143	49,812
Cash, cash equivalents and restricted cash, end of period	$8,686	$45,181

INSEEGO CORP.
Reconciliation of GAAP Net Loss Attributable to Common Shareholders to Non-GAAP Net Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31, 2023
	Net Loss	Net Loss Per Share
GAAP net loss attributable to common shareholders	$(5,827)	$(0.05)
Adjustments:
Preferred stock dividends(a)	723	0.01
Share-based compensation expense	1,800	0.02
Purchased intangibles amortization	430	—
Debt discount and issuance costs amortization(b)	450	—
Non-GAAP net loss	$(2,424)	$(0.02)
Note: Amounts may not foot due to rounding.
(a)     Includes accrued dividends on Series E Preferred Stock.
(b)    Includes the debt discount and issuance costs amortization related to the 2025 Notes, and the issuance costs related to the revolving credit facility.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended March 31, 2023
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense	Purchased intangibles amortization	Non-GAAP
Cost of net revenues	$32,607	$184	$—	$32,423
Operating costs and expenses:
Research and development	8,154	248	—	7,906
Sales and marketing	6,646	330	—	6,316
General and administrative	6,045	1,038	—	5,007
Amortization of purchased intangible assets	429	—	430	(1)
Impairment of purchased intangible assets	504	—	—	504
Total operating costs and expenses	$21,778	$1,616	$430	$19,732
Total		$1,800	$430

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Net Loss Attributable to Common Shareholders to Adjusted EBITDA
(In thousands)
(Unaudited)

Three Months Ended March 31, 2023
GAAP net loss attributable to common shareholders	(5,827)
Preferred stock dividends(a)	723
Income tax provision (benefit)	311
Depreciation and amortization	5,430
Share-based compensation expense	1,800
Impairment of capitalized software	504
Interest expense, net(b)	1,997
Other(c)	(795)
Adjusted EBITDA	$4,143

(a)    Includes accrued dividends on Series E Preferred Stock.
(b) Includes the debt discount and issuance costs amortization related to the 2025 Notes, and the issuance costs related to the revolving credit facility.
(c)    Primarily includes a benefit recorded related to non-recurring legal settlements and foreign exchange gains and losses.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Quarterly Net Revenues by Product Grouping
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
IoT & Mobile Solutions	$43,627	$46,272	$62,633	$54,990	$54,505
Enterprise SaaS Solutions	7,167	6,643	6,534	6,866	6,879
Total net revenues	$50,794	$52,915	$69,167	$61,856	$61,384